CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~
                            EXHIBIT 10(e)
                            ~~~~~~~~~~~~~
             DESCRIPTION OF FINANCIAL COUNSELING PROGRAM
             ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~




The financial counseling program, initiated in 1975, is available to officers of the Company. Under this program a participant may receive personal financial, estate planning and tax planning advice from outside consultants. The amount of fees paid by the Company is included as income to the participant.